                                                                    EXHIBIT 4.17

                                AMENDMENT NO. 15


         THIS AMENDMENT NO. 15, dated as of December 5, 2002 (the "Amendment") relating to the Credit Agreement referenced below, by and among NATIONAL MEDICAL CARE, INC., a Delaware corporation, certain subsidiaries and affiliates party to the Credit Agreement and identified on the signature pages hereto, and BANK OF AMERICA, N.A., (formerly known as NationsBank, N.A.), as Paying Agent for and on behalf of the Lenders. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $2.5 billion credit facility has been extended to National Medical Care, Inc. and certain subsidiaries and affiliates pursuant to the terms of that Credit Agreement dated as of September 27, 1996 (as amended and modified, the "Credit Agreement") among National Medical Care, Inc., the other Borrowers, Guarantors and the Lenders identified therein, and NationsBank, N.A., as Paying Agent;

         WHEREAS, the Company has requested modification of certain covenants and certain other changes to the Credit Agreement more fully set forth herein;

         WHEREAS, the requested consents and modifications described herein require the consent of the Required Lenders; and

         WHEREAS, the Required Lenders have consented to the requested modifications on the terms and conditions set forth herein and have authorized the Paying Agent to enter into this Amendment on their behalf to give effect to this Amendment;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Credit Agreement is amended and modified in the following respects:

                  1.1 In Section 7.9, the Consolidated Leverage Ratio covenant in subsection (b) is hereby amended to read as follows:

                           (b) Consolidated Leverage Ratio. There shall be maintained as of the end of each fiscal quarter ending on or after December 31, 2002 a Consolidated Leverage Ratio of not greater than 3.25:1.0.

                  1.2 Section 8.10 is hereby amended by inserting at the end thereof, the following:

                           "; provided, that, without regard to the amounts set forth in clause (ii) hereof, WRG-NY may redeem the New Preferred Stock in an aggregate amount up to $9 million."

         2. The effectiveness of this Amendment is subject to receipt by the Paying Agent of the following:

                  (i) copies of this Amendment executed by the Company and the other members of the Consolidated Group identified on the signature pages hereto,

                  (ii)     the consent of the Required Lenders; and

                  (iii) an amendment fee in an amount equal to seven and one-half basis points (0.075%) of the aggregate amount of Commitments held by the Lenders consenting to this Amendment for the ratable benefit of such consenting Lenders.

         3. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits and Schedules) remain in full force and effect.

         4. The Credit Parties hereby affirm (i) the representations and warranties set out in Section 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period) and (ii) no Default or Event of Default presently exists.

         5. The Company agrees to pay all reasonable costs and expenses of the Paying Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         7. This Amendment, and the Credit Agreement as amended hereby, shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                         NATIONAL MEDICAL CARE, INC.,
                                   a Delaware corporation

                                   By /s/ Marc Lieberman
                                      ------------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   FRESENIUS MEDICAL CARE AG

                                   By /s/ Ulf Markus Schneider
                                      ------------------------------------------
                                   Name: Dr. Ulf Markus Schneider
                                   Title: Member of the Management Board

                                   By /s/ Rainer Runte
                                      ------------------------------------------
                                   Name: Dr. Rainer Runte
                                   Title: Deputy member of the Management Board

                                   NMC DO BRASIL LTDA.,
                                   a Brazil corporation

                                   By /s/ Horst Radtke/Armin Karch
                                   Name: Horst Radtke/Armin Karch
                                   Title: Manager

                                   NATIONAL MEDICAL CARE OF SPAIN, S.A.,
                                   a Spanish corporation

                                   By /s/ Dr. Emanuele Gatti/Ricardo Arias Duval
                                      ------------------------------------------
                                   Name: Dr. Emanuele Gatti/Ricardo Arias Duval
                                   Title: Manager

                                   NATIONAL MEDICAL CARE OF TAIWAN, INC.,
                                   a Delaware corporation

                                   By /s/ Marc Lieberman
                                      ------------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   NMC CENTRO MEDICO NACIONAL, LDA.,
                                   a Portuguese corporation

                                   By /s/ Ricardo Da Silva/John Allen
                                      ------------------------------------------
                                   Name: Ricardo Da Silva/John Allen
                                   Title: Manager


                                                     NATIONAL MEDICAL CARE, INC.
                                                                AMENDMENT NO. 15

                                   FRESENIUS MEDICAL CARE ARGENTINA, S.A.,
                                   as successor by merger to
                                   NMC DE ARGENTINA, S.A.,
                                   an Argentine corporation

                                   By /s/ Dr. Guido Yagupsky/Horst Radtke
                                      ------------------------------------------
                                   Name: Dr. Guido Yagupsky/Horst Radtke
                                   Title: Board of Directors

                                   FRESENIUS USA, INC.,
                                   a Massachusetts corporation

                                   By /s/ Jerry Schneider
                                      ------------------------------------------
                                   Name: Jerry Schneider
                                   Title: Chief Financial Officer

                                   FRESENIUS MEDICAL CARE DEUTSCHLAND GmbH, a German corporation

                                   By /s/ Rolf Groos
                                      ------------------------------------------
                                   Name: Rolf Groos
                                   Title: Managing Director

                                   By /s/ Norbert Weber
                                      ------------------------------------------
                                   Name: Norbert Weber
                                   Title: Managing Director

                                   FRESENIUS MEDICAL CARE GROUPE FRANCE
                                   (formerly known as Fresenius Groupe France
                                   S.A.), a French corporation

                                   By /s/ Udo Werle/Dr. Emanuele Gatti
                                      ------------------------------------------
                                   Name: Udo Werle/Dr. Emanuele Gatti
                                   Title: Board of Directors

                                   FRESENIUS MEDICAL CARE ITALIA, S.p.A.,
                                   an Italian corporation

                                   By /s/ Dr. Emanuele Gatti/Rolf Groos
                                      ------------------------------------------
                                   Name: Dr. Emanuele Gatti/Rolf Groos
                                   Title: Board of Directors

                                   FRESENIUS MEDICAL CARE ESPANA S.A.,
                                   a Spanish corporation

                                   By /s/ Dr. Emanuele Gatti/Ricardo Arias Duval
                                      ------------------------------------------
                                   Name: Dr. Emanuele Gatti/Ricardo Arias Duval
                                   Title: Board of Directors


                                                     NATIONAL MEDICAL CARE, INC.
                                                                AMENDMENT NO. 15

                                   FRESENIUS MEDICAL CARE MAGYAROSZA KfG,
                                   a Hungarian corporation

                                   By /s/ Norman Erhard
                                      ------------------------------------------
                                   Name: Norman Erhard
                                   Title: Manager

                                   BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS OF INDIANA, INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer


                                                     NATIONAL MEDICAL CARE, INC.
                                                                AMENDMENT NO. 15

                                   BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS,
                                   INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA,
                                   INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS OF OHIO, INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA,
                                   INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA,
                                   INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS OF TEXAS, INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer


                                                     NATIONAL MEDICAL CARE, INC.
                                                                AMENDMENT NO. 15

                                   BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.

                                   By: /s/ Marc Lieberman
                                       -----------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   LIFECHEM, INC.,
                                   a Delaware corporation

                                   By /s/ Marc Lieberman
                                      ------------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer


GUARANTORS:                        FRESENIUS MEDICAL CARE HOLDINGS, INC.,
                                   a New York corporation formerly known as WRG-NY

                                   By /s/ Jerry Schneider
                                      ------------------------------------------
                                   Name: Jerry Schneider
                                   Title: Chief Financial Officer

                                   NATIONAL MEDICAL CARE, INC.,
                                   a Delaware corporation

                                   By /s/ Marc Lieberman
                                      ------------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   BIO-MEDICAL APPLICATIONS MANAGEMENT CO.,
                                   INC., a Delaware corporation

                                   By /s/ Marc Lieberman
                                      ------------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   FRESENIUS MEDICAL CARE AG,
                                   a German corporation

                                   By /s/ Dr. Emanuele Gatti
                                      ------------------------------------------
                                   Name: Dr. Emanuele Gatti
                                   Title: Member of the Management Board

                                   By /s/ Roberto Fuste
                                      ------------------------------------------
                                   Name: Roberto Fuste
                                   Title: Member of the Management Board


                                                     NATIONAL MEDICAL CARE, INC.
                                                                AMENDMENT NO. 15

                                   FRESENIUS USA, INC.,
                                   a Massachusetts corporation

                                   By /s/ Jerry Schneider
                                      ------------------------------------------
                                   Name: Jerry Schneider
                                   Title: Chief Financial Officer

                                   FRESENIUS MEDICAL CARE DEUTSCHLAND
                                   GmbH, a German corporation

                                   By /s/ Dr. Emanuele Gatti
                                      ------------------------------------------
                                   Name: Rolf Groos
                                   Title: Board of Directors

                                   By /s/ Dr. Rainer Runte
                                      ------------------------------------------
                                   Name: Dr. Rainer Runte
                                   Title: Procurist

                                   FRESENIUS MEDICAL CARE GROUPE FRANCE,
                                   a French corporation (formerly known as
                                   Fresenius Groupe France S.A.)

                                   By /s/ Udo Werle/Dr. Emanuele Gatti
                                      ------------------------------------------
                                   Name: Udo Werle/Dr. Emanuele Gatti
                                   Title: Board of Directors

                                   FRESENIUS SECURITIES, INC.,
                                   a California corporation

                                   By /s/ Marc Lieberman
                                      ------------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   NEOMEDICA, INC.,
                                   a Delaware corporation

                                   By /s/ Marc Lieberman
                                      ------------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   FMC FINANCE S.A.,
                                   a Luxembourg corporation

                                   By /s/ John Allen
                                      ------------------------------------------
                                   Name: John Allen
                                   Title: Board of Directors


                                                     NATIONAL MEDICAL CARE, INC.
                                                                AMENDMENT NO. 15

                                   FMC TRUST FINANCE S.a.r.l. LUXEMBOURG,
                                   a Luxembourg corporation

                                   By /s/ Andrea Stopper
                                      ------------------------------------------
                                   Name: Dr. Andrea Stopper
                                   Title: Board of Directors

                                   FMC TRUST FINANCE S.a.r.l. LUXEMBOURG III, a Luxembourg corporation

                                   By /s/ Gabriele Dux
                                      ------------------------------------------
                                   Name: Gabriele Dux
                                   Title: Board of Directors

                                   QCI HOLDINGS, INC.,
                                   a Delaware corporation

                                   By /s/ Marc Lieberman
                                      ------------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer

                                   SRC HOLDINGS, INC.,
                                   a Delaware corporation

                                   By /s/ Marc Lieberman
                                      ------------------------------------------
                                   Name: Marc Lieberman
                                   Title: Treasurer


                                                     NATIONAL MEDICAL CARE, INC.
                                                                AMENDMENT NO. 15

PAYING AGENT:                      BANK OF AMERICA, N.A. (formerly known as
                                   NationsBank, N.A.), as Paying Agent for and on behalf of the Lenders

                                   By /s/ RICHARD L. NICHOLS, JR.
                                      ------------------------------------------
                                   Name: Richard L. Nichols, Jr.
                                   Title: Managing Director


                                                     NATIONAL MEDICAL CARE, INC.
                                                                AMENDMENT NO. 15

                           CONSENT TO AMENDMENT NO. 15


Bank of America, N.A. (formerly known as NationsBank, N.A.), as Paying Agent
101 N. Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina 28255
Attn:  James D. Young, Agency Services

         Re: Credit Agreement dated as of September 27, 1996 (as amended and modified, the "Credit Agreement") among National Medical Care, Inc., the other Borrowers, Guarantors and Lenders identified therein and NationsBank, N.A. (now known as Bank of America, N.A.), as Paying Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                  Amendment No. 15 dated December 5, 2002 (the "Subject Amendment") relating to the Credit Agreement

Ladies and Gentlemen:

         This should serve to confirm our receipt of, and consent to, the Subject Amendment. We hereby authorize and direct you, as Paying Agent for the Lenders, to enter into the Subject Amendment on our behalf in accordance with the terms of the Credit Agreement upon your receipt of such consent and direction from the Required Lenders, and agree that Company and the other Credit Parties may rely on such authorization.

                                            Sincerely,



                                            ________________________________
                                                    [Name of Lender]

                                            By:_____________________________
                                            Name:
                                            Title:


                                                     NATIONAL MEDICAL CARE, INC.
                                                                AMENDMENT NO. 15